UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of the Securities Act of 1934
Date of Report (Date of earliest event reported)  December 15, 2006
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                       USA Real Estate Investment Trust
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           (Exact name of registrant as specified in its charter)

       California                  0-16508                 69-0420085
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(State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)            File Number)        Identification No.)

    One Scripps Drive, Suite 106    Sacramento, California    95825-7684
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             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code    (916) 761-4992
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

On December 15, 2006, the Registrant completed the sale and disposition of 19401 Parthenia Street in Northridge, California to Upside Investments, LP, a California limited partnership ("Buyer"). There is no material relation-ship, other than in respect of the transaction, between the Buyer and the Registrant or any of the Registrant's affiliates, trustees, officers or any associate of the Registrant's trustees and officers. The nature and amount of the consideration recieved by the Registrant for said real property was cash in the amount of $8,756,395.

                                           Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                           USA Real Estate Investment Trust
Date:  December 19, 2006              By:  Gregory E. Crissman
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                                           Gregory E. Crissman as
                                           Chairman, Chief Executive Officer
                                           and Chief Financial Officer